UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23727

ARES PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)

245 PARK AVENUE

44TH FLOOR

NEW YORK, NEW YORK 10167

(Address of principal executive offices)(Zip code)

Ian Fitzgerald
c/o 245 Park Avenue, 44th Floor
New York, New York 10167

(Name and Address of Agent for Service)

Copy to:

Nicole M. Runyan, Esq.
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022

Registrant’s telephone number, including area code: (212) 750-7300

Date of fiscal year end: March 31

Date of reporting period: March 31, 2023

Item 1. Reports to Stockholders.

(a)

Ares Private Markets Fund	Shareholder Letter
March 31, 2023 (Unaudited)

Dear Shareholders,

We are pleased to present the Annual Report for Ares Private Markets Fund (the “Fund”) for the period ended March 31, 2023. We are also proud to report on the Fund’s early success in deploying capital. As of our fiscal year-end, the Fund made 11 investments across traditional secondaries, GP-led secondaries, structured solutions, co-investments and primaries. These investments complement the Fund’s seed portfolio of 11 traditional secondaries interests, providing investors with exposure to over 280 underlying portfolio companies. Secondaries investments accounted for 98.96% of the Fund’s investment portfolio, with over 98.33% of the Fund’s portfolio held in buyout investments. The Fund’s underlying portfolio company exposure is 88.39% in North America and 11.61% in Europe. The Fund has yet to utilize any leverage, though it expects to do so in upcoming quarters as it deploys the remainder of its available cash.

Performance Overview

For the period ended March 31, 2023, the Fund generated net total returns of 9.27% and 8.45% for its Class I Shares and Class D Shares, respectively. The Fund’s performance was mainly driven by the appreciation in value of its secondaries investments.

Investment Philosophy and Process

The Fund remains focused on delivering attractive and consistent total returns for our shareholders through market cycles by investing in a diversified pool of seasoned private equity assets utilizing a flexible strategy. We believe that the optimal investment strategy for private equity exposure is an actively managed portfolio that is anchored in traditional secondaries, with complementary exposure to opportunistic GP-led transactions and strategic allocations to structured solutions, primary commitments, and co-investments. We believe that the Fund's unconstrained flexibility to allocate across the private equity secondaries market in a single portfolio affords investors with an opportunity to capitalize on inefficiencies, dislocations and best capture relative value.

As part of Ares’ global integrated platform, the Fund’s investment team seeks to leverage its sourcing, underwriting, and structuring edge to take advantage of the opportunities that arise, while remaining focused on portfolio construction and the long-term growth prospects for the Fund. The due diligence and investment process for the Fund is a rigorous, cycle-tested process that has driven strong results for our institutional funds for over 30 years. Our investment team leverages its long-standing relationships, which are enhanced by Ares’ strong relationships, along with the tools and analytics developed by the Ares’ Quantitative Research Team. These advantages further maximize our proprietary deal flow and enhance our due diligence process. As a result, only the most compelling transactions are brought to the private equity secondaries 12-member investment committee in weekly meetings, where investment opportunities are considered and, if approved, are available for allocation to the Fund.

Investment Environment

Compared to public equities, which had a challenging year in 2022, private equity has fared better based on data available as of early May 2023.1 The MSCI World Index was down 19.5% during 2022 and the S&P 500 Index performed almost identically, down 19.4%. Technology stocks retreated from their strong performance over much of the last decade, which was reflected in the NASDAQ, down 33.1% for the year. In contrast, according to Burgiss,2 global private equity returns were down 8.2% for 2022, with global buyouts down 2.1% and global venture capital down 18.4%. Given the underperformance of the NASDAQ in public markets, tech-heavy venture capital seems to have taken the biggest hit in private markets.

Exits and liquidity were also under pressure in 2022. According to Bain and Company, Global M&A activity for 2022 was down 12% from 2021 in terms of deal volume, but down by a more significant 36% in terms of deal value.3

Historically, private market fundraising has tended to correlate strongly with public market performance. Investors tend to commit more to private markets when public markets are strong, and less when public markets are weak. We are seeing the same phenomenon now. According to McKinsey, global private market fundraising was $1.2 billion in 2022, slightly down from $1.4 billion in 2021, while 2023 remains an open question.4 Historically, vintages that were more popular with investors (e.g., 2005-2007) have tended to underperform, while vintages that were less popular with investors (e.g., 2009-2010) have tended to outperform. Investing more in private markets when public markets are weak may be a challenge for many investors, but we believe, based on historical investment trends, staying the course would seem to be a better strategy than pulling back.

Global secondaries volume for 2022 was $108 billion, which was the second largest year on record despite a challenging macroeconomic and geopolitical environment. GP-led activity remained strong, reaching $52 billion of transaction volume, of which 81% was deployed into single and multi-asset continuation funds. LP portfolios accounted for 52% of volume, representing a larger share of the market than GP-leds for the first time since 2019.

Annual Report | March 31, 2023	1

Ares Private Markets Fund	Shareholder Letter
March 31, 2023 (Unaudited)

While periods of market volatility and uncertainty create challenges across the investment landscape, we believe that they present unique opportunities to purchase high quality, durable assets managed by top performing managers at attractive prices. Consequently, we believe that the current market environment represents an attractive opportunity to deploy capital. As we navigate through 2023, we believe that the continued impact of the denominator effect and fundraising timeline pressure from sponsors may catalyze elevated levels of limited partner-led activity at attractive pricing, and limited accessibility to IPO, M&A and debt markets may catalyze increased levels of GP-led activity at attractive valuations as sponsors seek alternative paths to provide liquidity to limited partners. Given its investment strategy, we believe that the Fund offers a compelling combination of diversification and downside protection. We maintain strong conviction in the current portfolio positioning and believe that the Fund is currently in a good position to meet its investment objective going forward.

Summary

Given the current investment environment, we believe that the ability to dynamically allocate across the private equity market by GP, industry, vintage, strategy, and sector, puts the Fund in a strong position to achieve attractive risk-adjusted returns for its shareholders. We are pleased with the continued progress of constructing the Fund’s diversified portfolio and our performance to date. Looking ahead, the portfolio management team will continue to leverage the power of the Ares platform and its position as a global market leader in private markets to identify attractive investment opportunities in line with the stated objectives of the Fund.

We thank you for your investment in and continued support of Ares Private Markets Fund.

Sincerely,

Ares Capital Management II LLC

[1]	PitchBook, Global Fund Performance Report, May 3, 2023.
[2]	Burgiss, Q4 2022 Results Are In: Private Equity, Debt and Real Asset Funds Up; Venture Capital Down; Dry Powder Remains High, May 2, 2023; and Global Private Capital Performance Summary 2022 Q4, April 29, 2023.
[3]	Bain & Company, Global M&A Report 2023, January 31, 2023.
[4]	McKinsey, Global Private Markets Review 2023: Private markets turn down the volume, March 21, 2023.

2	www.areswmsresources.com

Ares Private Markets Fund	Performance Overview
March 31, 2023 (Unaudited)

Performance Overview

For the period ended March 31, 2023, Ares Private Markets Fund (the “Fund”) generated net total returns of 9.27% and 8.45% for its Class I Shares and Class D Shares, respectively. The Fund’s performance was mainly driven by the appreciation in value of its Secondary Investments, which account for 98.96% the Fund’s investment portfolio.

Market Conditions

Compared to public equities, which had a challenging year in 2022, private equity has fared better based on data available as of early May 2023.1 The MSCI World was down 19.5% during 2022 and the S&P 500 performed almost identically, down 19.4%. Technology stocks retreated from their strong performance over much of the last decade, which was reflected in the NASDAQ, down 33.1% for the year. In contrast, according to Burgiss,2 global private equity returns were down 8.2% for 2022, with global buyouts down 2.1% and global venture capital down 18.4%. Given the underperformance of the NASDAQ in public markets, tech-heavy venture capital seems to have taken the biggest hit in private markets.

Exits and liquidity were also under pressure in 2022. According to Bain and Company, Global M&A activity for 2022 was down 12% from 2021 in terms of deal volume, but down by a more significant 36% in terms of deal value.3

Historically, private market fundraising has tended to correlate strongly with public market performance. Investors tend to commit more to private markets when public markets are strong, and less when public markets are weak. We are seeing the same phenomenon now. According to McKinsey, global private market fundraising was $1.2 billion in 2022, slightly down from $1.35 billion in 2021, while 2023 remains an open question.4 Historically, vintages that were more popular with investors (e.g., 2005-2007) have tended to underperform, while vintages that were less popular with investors (e.g., 2009-2010) have tended to outperform. Investing more in private markets when public markets are weak may be a challenge for many investors, but we believe, based on historical investment trends staying the course would seem to be a much better strategy than pulling back.

Global secondaries volume for 2022 was $108 billion, which was the second largest year on record despite a challenging macroeconomic and geopolitical environment. GP-led activity remained strong, reaching $52 billion of transaction volume, of which 81% was deployed into single and multi-asset continuation funds. LP portfolios accounted for 52% of volume, representing a larger share of the market than GP-leds for the first time since 2019.

While periods of market volatility and uncertainty create challenges across the investment landscape, we believe that they present unique opportunities to purchase high quality, durable assets managed by top performing managers at attractive prices. Consequently, we believe that the current market environment represents an attractive opportunity to deploy capital. As we navigate through 2023, we believe that the continued impact of the denominator effect and fundraising timeline pressure from sponsors may catalyze elevated levels of limited partner-led activity at attractive pricing, and limited accessibility to IPO, M&A and debt markets may catalyze increased levels of GP-led activity at attractive valuations as sponsors seek alternative paths to provide liquidity to limited partners. Given its flexible investment strategy, we believe that the Fund offers a compelling combination of diversification and downside protection. We maintain strong conviction in the current portfolio positioning and believe that the Fund is currently in a good position to meet its investment objective going forward.

Investment Program

As of March 31, 2023, the Fund made 11 investments across traditional secondaries, GP-led secondaries, structured solutions, co-investments and primaries. These investments complement the Fund’s seed portfolio of 11 traditional secondaries interests, providing investors with exposure to over 280 underlying portfolio companies. Secondaries investments accounted for 98.96% of the Fund’s investment portfolio, with over 98.33% of the Fund’s portfolio held in buyout investments. The Fund’s underlying portfolio company exposure is 88.39% in North America and 11.61% in Europe. The Fund actively deployed capital across a variety of investment opportunities and continues to provide its investor base with a diversified portfolio.

[1]	PitchBook, Global Fund Performance Report, May 3, 2023.
[2]	Burgiss, Q4 2022 Results Are In: Private Equity, Debt and Real Asset Funds Up; Venture Capital Down; Dry Powder Remains High, May 2, 2023; and Global Private Capital Performance Summary 2022 Q4, April 29, 2023.
[3]	Bain & Company, Global M&A Report 2023, January 31, 2023.
[4]	McKinsey, Global Private Markets Review 2023: Private markets turn down the volume, March 21, 2023.

Annual Report | March 31, 2023	3

Ares Private Markets Fund	Performance Overview
March 31, 2023 (Unaudited)

Average Annual Total Returns (as of March 31, 2023)

	1 Month	Quarter	6 Month	Period to date	Since Inception	Inception Date
Ares Private Markets Fund - Class I	5.21%	5.45%	9.42%	9.27%	9.27%	4/1/22
Ares Private Markets Fund - Class D	5.19%	5.38%	9.27%	8.45%	8.45%	9/1/22
MSCI World Index	3.09%	7.73%	18.25%	-7.14%	-7.14%	4/1/22*

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Performance figures for periods less than one year are not annualized. For the period ended March 31, 2023, the Fund’s total annual expense ratio, before fee waivers, was 4.66% for Class I and 4.12% for Class D. For the period ended March 31, 2023, after fee waivers, the Fund’s total annual expense ratio was 2.00% for Class I and 2.63% for Class D.

*	April 1, 2022 is not the inception date of the MSCI World Index.

Performance of $25,000 Initial Investment (as of March 31, 2023)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in Class I Shares of the Fund since inception. The required minimum initial investment by a shareholder in the Fund is $25,000. The result is compared with a broad-based market index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. An investor cannot invest directly in an index. The market index has not been reduced to reflect any of the fees and costs of investing. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Impact of the Fund's Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to shareholders for the period ended March 31, 2023. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Trustees. In general, this practice does not affect the Fund's investment strategy and may reduce the Fund's net asset value. This practice also does not generally result in a return of capital to investors.

4	www.areswmsresources.com

Ares Private Markets Fund	Performance Overview
March 31, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

WE Strategic Partners SPE-A, L.P.	11.31%
Platinum Equity Capital Partners IV, L.P.	10.86%
Vista Equity Partners V LP	10.54%
Livingbridge 6 LP	6.74%
New Mountain Partners V, L.P.	5.79%
Warburg Pincus XII, L.P.	4.60%
Capvest Strategic Opportunities 3 SCSP	4.17%
Lorient Peregrine Investment, LP	4.12%
KKR Indigo Equity Partners B L.P.	3.95%
Towerbrook TMX Continuation Fund, L.P.	3.82%
Top Ten Holdings	65.90%

Asset Allocation (as a % of Net Assets)*

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Annual Report | March 31, 2023	5

Ares Private Markets Fund	Consolidated Schedule of Investments
March 31, 2023

Private Assets - 86.14%	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Direct Investments/Co-Investments 0.79%(a)
KKR Olympus Co-Invest L.P.(b)	North America	10/18/2022	$2,500,000	$2,500,145	0.79%

Primary Investments 0.10%(a)
Integrum Cap Partners LP(c)	North America	12/2/2022	91,553	318,839	0.10%

Secondary Investments 85.25%(a)
Apollo Investment Fund IX, L.P.(c)	North America	4/1/2022	3,748,845	4,735,860	1.50%
Capvest Strategic Opportunities 3 SCSP(b)	North America	8/3/2022	12,180,059	13,147,575	4.17%
DFW Capital Partners V, L.P.(c)	North America	4/1/2022	9,354,914	9,083,774	2.88%
Insight Partners Continuation Fund II, L.P.(b)(c)	North America	3/31/2023	4,687,500	4,687,500	1.49%
KKR Americas Fund XII (EEA) L.P.(c)	North America	4/1/2022	7,104,852	6,045,111	1.92%
KKR Indigo Equity Partners A L.P.(b)	North America	6/8/2022	880,180	875,293	0.28%
KKR Indigo Equity Partners B L.P.(b)	North America	6/8/2022	12,500,000	12,457,905	3.95%
KKR North America Fund XI, L.P.(c)	North America	4/1/2022	1,931,528	1,966,641	0.62%
Linden Opportunities Fund LP(b)(c)	North America	9/1/2022	4,071,606	4,034,128	1.28%
Livingbridge 6 LP(c)	Europe	4/1/2022	16,814,943	21,240,758	6.74%
Livingbridge Enterprise 2 LP(c)	Europe	4/1/2022	9,493,470	10,285,105	3.26%
Lorient Peregrine Investment, LP(b)	North America	11/25/2022	10,066,631	13,000,417	4.12%
Madison Dearborn Capital Partners VII, L.P.(c)	North America	4/1/2022	9,727,530	10,756,033	3.41%
New Mountain Partners V, L.P.(b)(c)	North America	3/31/2023	14,548,541	18,263,924	5.79%
Platinum Equity Capital Partners IV, L.P.(c)	North America	6/30/2022	32,188,055	34,231,194	10.86%
Towerbrook TMX Continuation Fund, L.P.(c)	North America	6/13/2022	11,743,774	12,044,208	3.82%
TPG Partners VI, L.P.(c)	North America	4/1/2022	469,998	349,559	0.11%
TPG Partners VII, L.P.(c)	North America	4/1/2022	9,253,936	8,230,372	2.61%
Vista Equity Partners V LP(c)	North America	4/1/2022	33,546,886	33,229,183	10.54%
Warburg Pincus XII, L.P.(c)	North America	12/30/2022	11,780,245	14,493,898	4.60%
WE Strategic Partners SPE-A, L.P.(b)	North America	3/31/2023	24,180,000	35,652,500	11.31%

Total Private Assets			$242,865,046	$271,629,922

Short-Term Investments - 14.43%	Shares	Cost	Fair Value
Money Market Funds - 14.43%
Goldman Sachs Financial Square Government Fund, Institutional Class, 4.73%(d)	45,492,753	45,492,753	45,492,753

Total Money Market Funds		45,492,753	45,492,753

Total Short-Term Investments		$45,492,753	$45,492,753

Total Investments - 100.57%		$288,357,799	$317,122,675
Liabilities in Excess of Other Assets (-0.57)%			(1,793,411)
Net Assets - 100.00%			$315,329,264

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. For investments that were acquired through multiple transactions, the acquisition date represents the initial acquisition date of the Fund’s investment in the position. Total fair value of restricted securities amounts to $271,629,922, which represents approximately 86.14% of the Fund's net assets as of March 31, 2023.
(b)	Non-income producing security.
(c)	Additional capital has been committed but has not been fully funded by the Fund at March 31, 2023. See Note 14 for total unfunded investment commitments.
(d)	The rate shown is the annualized 7-day yield as of March 31, 2023.

See Notes to Consolidated Financial Statements.

6	www.areswmsresources.com

Ares Private Markets Fund	Consolidated Statement of Assets and Liabilities
March 31, 2023

ASSETS
Private Assets, at fair value (Cost $242,865,046)	$271,629,922
Short-term investments, at fair value (Cost $45,492,753)	45,492,753
Dividend receivable	325,728
Due from Adviser	1,761,015
Prepaid expenses and other assets	766,998
Total assets	319,976,416

LIABILITIES
Administration and fund accounting fees payable	30,105
Administrative reimbursement payable to the Adviser (Note 4)	349,568
Transfer agent fees payable	22,395
Distribution and shareholder servicing fee payable (Note 4)	748
Advisory fee payable (Note 4)	1,017,743
Incentive fee payable (Note 4)	2,416,529
Trustees fees and expenses payable	64,372
Deferred tax liabilities	398,547
Accrued expenses and other liabilities	347,145
Total liabilities	4,647,152
Commitments and contingencies (see Note 14)
NET ASSETS	$315,329,264

COMPOSITION OF NET ASSETS
Paid-in capital	$292,689,756
Distributable Earnings/(Losses)	22,639,508
NET ASSETS	$315,329,264

Net Assets Attributable to:

Class I Shares	$313,698,337
Class D Shares	1,630,927
$315,329,264
Shares Outstanding:
Class I Shares	11,650,424
Class D Shares	60,686
11,711,110
Net Asset Value per Share:
Class I Shares	$26.93
Class D Shares	$26.87

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2023	7

Ares Private Markets Fund	Consolidated Statement of Operations
For the Period Ended March 31, 2023

For the Period
April 1, 2022
(Commencement of
Operations) to
March 31, 2023
INVESTMENT INCOME
Dividend income	$1,999,391
Total investment income	$1,999,391
EXPENSES
Advisory fees (Note 4)	$3,794,864
Administration and fund accounting fees	215,108
Administrative reimbursement to the Adviser (Note 4)	1,288,295
Transfer agency fees	75,870
Distribution and shareholding servicing fee - Class D (Note 4)	996
Professional fees	1,212,946
Organizational expenses and offering costs (Note 6)	1,511,112
Custodian fees	63,905
Trustees' fees and expenses	261,000
Incentive fee (Note 4)	3,803,397
Credit facility fees (Note 5)	140,266
Other	281,908
Total expenses	12,649,667
Less fees waived and reimbursed by Adviser (Note 4)	(7,213,839)
Net expenses	5,435,828
NET INVESTMENT LOSS	$(3,436,437)
NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on Private Assets	1,079,027
Net realized loss on foreign currency transactions	(62,864)
Total net realized gain/(loss) from Private Assets and foreign currency	1,016,163

Net change in unrealized appreciation/(depreciation) on Private Assets	28,764,876
Net change in unrealized appreciation/(deprecation) in deferred tax liability	(398,547)
Net change in unrealized appreciation (depreciation), net of deferred taxes	28,366,329
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS	29,382,492
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$25,946,055

See Notes to Consolidated Financial Statements.

8	www.areswmsresources.com

Ares Private Markets Fund	Consolidated Statement of Changes in Net Assets

For the Period
April 1, 2022
(Commencement of
Operations) to
March 31, 2023
OPERATIONS
Net investment loss	$(3,436,437)
Net realized gain/(loss) from Private Assets and foreign currency	1,016,163
Net change in unrealized appreciation/(depreciation) from Private Assets and deferred tax liability	28,366,329
Net increase in net assets resulting from operations	25,946,055

DISTRIBUTIONS
Class I	(3,887,437)
Class D	(4,760)
Net decrease in net assets from distributions	(3,892,197)

CAPITAL SHARE TRANSACTIONS
Capital gains:
Class I(a)
Proceeds from shares issued	291,598,691
Reinvestment of distributions	36,285
Net increase from capital share transactions	291,634,976
Class D
Proceeds from shares issued	1,540,000
Reinvestment of distributions	430
Net increase from capital share transactions	1,540,430
Net increase in net assets from capital share transactions	293,175,406

NET ASSETS
Beginning of period (Note 1)	100,000
End of period	$315,329,264

Fund Share Transactions
Class I
Seed Shares (Note 1)	4,000
Shares Sold	11,644,960
Reinvestment of distributions	1,464
Repurchase of shares	–
Net increase in shares outstanding	11,650,424
Class D
Shares Sold	60,669
Reinvestment of distributions	17
Repurchase of shares	–
Net increase in shares outstanding	60,686

(a)	Includes contribution in-kind in the amount of $120,355,474. See Note 1 for additional information.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2023	9

Ares Private Markets Fund	Consolidated Statement of Cash Flows
For the Period Ended March 31, 2023

For the Period
April 1, 2022
(Commencement of
Operations) to
March 31, 2023
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$25,946,055
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Private Assets	(147,208,242)
Distributions received from Private Assets	25,777,697
Net purchases of short-term investments	(45,492,753)
Net realized (gain)/loss on Private Assets	(1,079,027)
Net change in unrealized appreciation/(depreciation) on Private Assets	(28,764,876)
(Increase)/Decrease in Assets:
Interest receivable	(325,728)
Due from Adviser	(1,761,015)
Prepaid expenses and other assets	(766,998)
Increase/(Decrease) in Liabilities:
Advisory fees payable	1,017,743
Administration and fund accounting fees payable	30,105
Transfer agent fees payable	22,395
Distribution and shareholding servicing fee payable	748
Trustees fees and expenses payable	64,372
Administrative fee reimbursement payable to Adviser	349,568
Incentive fee payable	2,416,529
Deferred Tax Liabilities	398,547
Accrued expenses and other liabilities	347,145
Net cash used in operating activities	(169,027,735)

Cash Flows from Financing Activities:
Proceeds from shares issued	172,783,217
Distributions paid	(3,855,482)
Net cash provided by financing activities	168,927,735

Cash & cash equivalents, beginning of period (Note 1)	$100,000
Net change in cash & cash equivalents	$(100,000)
Cash & cash equivalents, end of period	$–

Supplemental disclosure of non-cash operating and financing activities:	$36,715
Reinvestment of distributions
In-kind contributions, investments (at fair value) (See Note 1)	$120,355,474
Distribution/Purchase-In-Kind from Private Assets	$880,180

See Notes to Consolidated Financial Statements.

10	www.areswmsresources.com

Ares Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

For the Period
April 1, 2022
(Commencement
of Operations) to
March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(a)	(0.32)
Net realized and unrealized gain/(loss)	2.61
Total income from investment operations	2.29

DISTRIBUTIONS
From net investment income	–
From net realized gain	(0.36)
Total distributions	(0.36)

NET ASSET VALUE, END OF PERIOD	$26.93

TOTAL RETURN(b)	9.27%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$313,698

RATIOS TO AVERAGE NET ASSETS(c)
Ratio of gross expenses to average net assets(d)	4.66%
Ratio of expense waiver/reimbursements to average net assets	(2.66)%
Ratio of net expenses to average net assets(d)	2.00%
Ratio of net investment loss to average net assets	(1.26)%

Credit Facility:
Aggregate principal amount, end of period (000’s)	N/A (e)
Asset coverage, end of period per $1,000	N/A (e)

Senior Securities:
Liquidation value, end of period (000’s)	N/A (f)
Asset Coverage, end of period per $1,000	N/A (f)

PORTFOLIO TURNOVER RATE	0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total return is not annualized.
(c)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. Organizational, offering expenses and Incentive Fees are not annualized.
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.40%.
(e)	For the period ended March 31, 2023, the Fund did not utilize the credit facility.
(f)	For the period ended March 31, 2023, the Fund did not issue any senior securities.

See Notes to Consolidated Financial Statements.

Annual Report | March 31, 2023	11

Ares Private Markets Fund - Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

For the Period
September 1, 2022
(Commencement of
Operations) to
March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$25.14

INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)(a)	(0.56)
Net realized and unrealized gain/(loss)	2.65
Total income from investment operations	2.09

DISTRIBUTIONS
From net investment income	–
From net realized gain	(0.36)
Total distributions	(0.36)

NET ASSET VALUE, END OF PERIOD	$26.87

TOTAL RETURN(b)	8.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$1,631

RATIOS TO AVERAGE NET ASSETS(c)
Ratio of gross expenses to average net assets(d)	4.12%
Ratio of expense waiver/reimbursement to average net assets	(1.49)%
Ratio of net expenses to average net assets(d)	2.63%
Ratio of net investment loss to average net assets	(2.16)%

Credit Facility:
Aggregate principal amount, end of period (000’s)	N/A(e)
Asset coverage, end of period per $1,000	N/A(e)

Senior Securities:
Liquidation value, end of period (000’s)	N/A(f)
Asset Coverage, end of period per $1,000	N/A(f)

PORTFOLIO TURNOVER RATE	0%

(a)	Per share numbers have been calculated using the average shares method.
(b)	Total return is not annualized.
(c)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. Organizational, offering costs and Incentive Fees are not annualized.
(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 2.04%.
(e)	For the period ended March 31, 2023, the Fund did not utilize the credit facility.
(f)	For the period ended March 31, 2023, the Fund did not issue any senior securities.

See Notes to Consolidated Financial Statements.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

1. ORGANIZATION

Ares Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on July 28, 2021 and commenced operations on April 1, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund currently offers three separate classes of shares of beneficial interest designated as Class A, Class D, and Class I shares (“Shares”). Each class of Shares is subject to different fees and expenses. No Class A Shares were outstanding as of March 31, 2023. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests in an actively managed portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”); (ii) primary investments in Portfolio Funds (“Primary Investments”); and (iii) direct investments in the equity or debt of private companies, including investments alongside private equity firms (“Direct Investments/Co-Investments”). The Fund invests principally in Secondary Investments and, to a lesser degree, in Primary Investments and Direct Investments/Co-Investments, although the allocation among those types of investments may vary from time to time. The Fund may also invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, and may invest in liquid fixed-income securities and other credit instruments, and other investment companies, including exchange traded funds.

For the period from July 28, 2021 to April 1, 2022, the Fund had no operations, except for matters relating to the Fund’s organization, the registration of the Shares under the Securities Act of 1933, as amended, and the sale and issuance of 4,000 Class I shares to Ares Investment Holdings LLC, an affiliate of the Adviser, at an initial net asset value of $25.00 per share on March 1, 2022 for a total of $100,000. On April 1, 2022, the Fund received a cash contribution of $75,000,000 from Ares Management Corporation, for which it received 3,000,000 Class I Shares, as well as cash contributions of $63,943,209 and an in-kind contribution of limited partnership interests, with a fair value of $120,355,474, from two other financial institutions (collectively, the “Seed Investors") for which the Seed Investors received 7,371,948 Class I Shares.

Ares Capital Management II LLC (the “Adviser”), a wholly owned subsidiary of Ares Management Corporation, is responsible for the day-to-day management of the Fund’s assets. Investments in the Fund may be made only by eligible investors that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended, and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of ASC Topic 946, Financial Services - Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All intercompany balances and transactions have been eliminated. The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include Ares Landmark Private Markets Fund-D, LLC, Ares Landmark Private Markets Fund-D Blocker, LLC (the "Sub Fund"), and Ares Private Markets Fund Blocker, LLC, all wholly-owned subsidiaries of the Fund. As of March 31, 2023, the total value of Portfolio Funds held by the subsidiaries was $271,629,922, $0, and $0, respectively, or approximately 86%, 0%, and 0%, respectively, of the Fund’s net assets.

Use of Estimates – The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

Cash – Cash consists of monies held in a non-interest bearing account at UMB Bank, N.A. Such amounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Annual Report | March 31, 2023	13

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Valuation – The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements. The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund's Board of Trustees (the "Board"). Effective September 8, 2022, the Adviser was designated as the Valuation Designee (the "Valuation Designee") for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its investments in Portfolio Funds. Ordinarily, the fair value of a Portfolio Fund held by the Fund is based on the NAV of that Portfolio Fund reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Portfolio Fund does not represent the fair value or if the investment manager of a Portfolio Fund fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, the Adviser will review and value such investments using one or more of the following types of analyses:

•	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.
•	Discounted cash flow analysis, including a terminal value or exit multiple.
•	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
•	Valuations implied by third-party investment in similar assets or issuers.

Short-term Investments – Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Income Recognition and Expenses – Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund's share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

Shareholders’ Allocation – The Fund currently offers Class A, Class D and Class I shares (See Note 7). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Dividends and Distributions - Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and change in unrealized appreciation/(depreciation) from Private Assets and foreign currency transactions in the Consolidated Statement of Operations.

3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The three-tier hierarchy of inputs is summarized below:

-	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

-	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

-	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

The Fund may also make Direct Investments/Co-Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of March 31, 2023:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$45,492,753	$–	$-	$45,492,753
Total	$45,492,753	$–	$-	$45,492,753

The Fund held Portfolio Funds with a fair value of $271,629,922, that in accordance with ASC 820, are excluded from the fair value hierarchy as of March 31, 2023, as investments in Portfolio Funds valued at net asset value, as a "practical expedient", are not required to be included in the fair value hierarchy.

Annual Report | March 31, 2023	15

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

A listing of Private Asset types held by the Fund and related attributes, as of March 31, 2023, are shown in the below table:

Investment			Unfunded	Redemption	Notice Period	Redemption
Category	Investment Strategy	Fair Value	Commitments	Frequency*	(In Days)	Restrictions Terms**
Direct Investments/ Co-Investments	Investments in an operating company alongside other investors	$2,500,145	$–	None	N/A	Liquidity in the form of distributions from Private Asset investments

Primary Investments	Investments in newly established Portfolio Funds	318,839	10,000,000	None	N/A	Liquidity in the form of distributions from Private Asset investments

Secondary Investments	Investments in existing Portfolio Funds that are typically acquired in privately negotiated transactions	268,810,938	55,985,526	None	N/A	Liquidity in the form of distributions from Private Asset investments

Totals		$271,629,922	$65,985,526

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will occur over the life of the Private Asset investments.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Advisory Agreement

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.40% based on the value of the Fund’s Managed Assets (as defined below) calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to any borrowings or other indebtedness or preferred shares that may be issued) minus the Fund’s liabilities, other than liabilities relating to borrowings or other indebtedness. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund's Managed Assets is calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee is payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Fund bears all other costs and expenses of its operations and transactions as set forth in its investment advisory and management agreement with the Adviser (the "Investment Advisory and Management Agreement"). For the period ended March 31, 2023, the Fund incurred Advisory Fees of $3,794,864.

Fee Reduction Agreement

The Adviser entered into a Fee Reduction Agreement with the Fund, whereby it agreed that for the period beginning on the commencement of operations until March 31, 2023, it would reduce the annual rate of the Advisory Fee payable under the Investment Advisory and Management Agreement to 0.25% (the "Fee Waiver"). The Fee Waiver did not apply to nor have any effect on the Incentive Fee payable pursuant to the terms of the Investment Advisory and Management Agreement. Any fees waived under the Fee Waiver were not subject to recoupment by the Adviser from the Fund pursuant to the Expense Limitation Agreement discussed below. For the period ended March 31, 2023, the Fee Waiver totaled $3,117,210 and is reflected in fees waived and reimbursed on the Consolidated Statement of Operations.

Incentive Fee Agreement

The Adviser entered into the Investment Advisory and Management Agreement with the Fund that began with the commencement of operations on April 1, 2022. Pursuant to the Investment Advisory and Management Agreement, at the end of each calendar quarter, the Adviser is entitled to receive an incentive fee equal to 12.5% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the period ended March 31, 2023, the Fund incurred Incentive Fees of $3,803,397.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Loss Recovery Account

The Fund will maintain a memorandum account (the "Loss Recovery Account"), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). For the avoidance of doubt, any change in the net asset value of the Fund directly as a result of subscriptions or redemptions during each measurement period are not included for the purposes of "net profits" or "net losses" calculations. The Loss Recovery Account will be reset on a trailing four-quarter measure period, with such measurement period to commence at the conclusion of the first calendar quarter of the Fund's operations (i.e., the first reset will occur at the conclusion of the fifth calendar quarter of the Fund's operations and then will reset each calendar quarter thereafter based on the trailing four-quarter period). The reset Loss Recovery Amount will be determined based on the aggregate amount of the Fund's net losses in excess of the Fund's net profits over each trailing four-quarter period and, in no event shall be below zero.

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser's and its affiliates' cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the compensation and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. For the period ended March 31, 2023, the Fund incurred costs for such services in the amount of $1,288,295, which is reflected in the Consolidated Statement of Operations.

Expense Limitation Agreement

The Adviser also entered into an Expense Limitation Agreement with the Fund, whereby it agreed that for the period beginning on the commencement of operations until one year after the commencement of operations, it would waive fees and/or reimburse the Fund for certain annual operating expenses (excluding the Advisory Fee, Incentive Fee, any Distribution and Servicing Fee (as described below), interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) ("Other Expenses") so that such expenses do not exceed 0.30% of the Fund's average monthly net assets of each class of the Fund's Shares. Any fees waived and/or reimbursed by the Adviser under the Expense Limitation Agreement are subject to recoupment by the Adviser from the Fund within three years, provided such recoupment does not cause the Fund's Other Expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower.

For the period ended March 31, 2023, the Adviser reimbursed expenses in the amount of $4,096,629, which is reflected in fees waived and reimbursed on the Consolidated Statement of Operations, which are subject for recoupment. At March 31, 2023, the amounts outlined below are available for recoupment:

Expiration Period
Less than 1 year	–
1-2 years	–
2-3 years	$4,096,629
Total	$4,096,629

Trustee Fees

Each member of the Board that is not an “interested person” (as defined in the 1940 Act) (an “Independent Trustee”) is paid an annual retainer of $62,000. In addition, the Fund will pay an additional annual fee of $8,000 to the Chairperson of the Audit Committee and an additional annual fee of $5,000 for the Chairperson of the Nominating and Governance Committee. For the period ended March 31, 2023, the Fund incurred Trustee fees and expenses in the amount of $261,000 which is reflected in Trustees' fees and expenses in the Consolidated Statement of Operations.

Annual Report | March 31, 2023	17

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The Fund's officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser or its affiliates.

Administration Agreement

ALPS Fund Services, Inc. ("ALPS"), serves as administrator to the Fund. Under an Administration and Fund Accounting Agreement with the Fund, ALPS is responsible for calculating the net asset value of the Fund and its Managed Assets, as well as providing additional fund accounting and fund administration services to the Fund.

Transfer Agent Agreement

DST Asset Manager Solutions, Inc. ("DST") serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, DST is responsible for maintaining all shareholder records of the Fund.

ALPS and DST are wholly-owned subsidiaries of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.

Distribution Agreement

Ares Wealth Management Solutions, LLC ("AWMS"), an affiliate of the Adviser, acts as distributor for the Shares. Under a Distribution Agreement with the Fund, AWMS pays its own costs and expenses connected with the offering of Shares. Class A and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the "Distribution and Servicing Fee") to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class A or Class D Shares of the Fund. Class A Shares and Class D Shares pay a Distribution and Servicing Fee to AWMS at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable shareholder servicing. Class I Shares are not subject to a Distribution and Servicing Fee. For the period ended March 31, 2023, Class D Shares incurred Distribution and Servicing Fees of $996, which is reflected in the Distribution and shareholder servicing fees - Class D on the Consolidated Statement of Operations.

Custodian Agreement

UMB Bank, N.A. ("UMB"), serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.

Investments in Class A Shares are sold subject to a sales charge of up to 3.50% of the investment. Class D and Class I Shares are not subject to a sales charge. A 2.00%, of NAV, early repurchase fee may be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder's purchase of the shares. The Fund operates under an "opt-out" dividend reinvestment plan, pursuant to which the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund held by the shareholder unless the investor elects to receive its distribution in cash.

5. REVOLVING CREDIT FACILITY

The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank PLC (the “Lender”) that can be increased with the consent of the Lender with at least 12 business days prior notice. As of March 31, 2023, the Credit Facility permitted borrowings up to $1,000,000 and had a maturity date of April 22, 2027. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Assets. The Credit Facility has an interest rate equal to the secured overnight financing rate plus 2.85%, per annum and a commitment fee that varies depending on the amount outstanding. There were no borrowings under the Credit Facility during the period ended March 31, 2023. For the period ended March 31, 2023, the Fund incurred upfront and unused fees of $140,266, which is reflected in Credit facility fees on the Consolidated Statement of Operations.

6. ORGANIZATIONAL EXPENSES AND OFFERING COSTS

Organizational expenses consist of costs incurred to establish the Fund and enable it legally to do business. Examples of these costs are legal fees and audit fees relating to the initial seed audit. These costs are expensed as incurred by the Fund and will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in Note 4. For the period ended March 31, 2023, the Fund incurred organizational expenses in the amount of $352,600, which are reflected in Organizational expenses and offering costs in the Consolidated Statement of Operations.

Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter are amortized over a 12 month period using the straight line method. Examples of these costs are registration fees, legal fees, and fees relating to the initial registration statement. These costs will be subject to recoupment in accordance with the Fund's Expense Limitation Agreement, as discussed in Note 4. During the period ended March 31, 2023, $1,158,512 of offering costs were amortized and are reflected in organizational expenses and offering costs in the Consolidated Statement of Operations.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

7. PURCHASE OF SHARES

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. With respect to Class I shares, the Board has approved a minimum initial investment of $25,000 for Trustees of the Fund and employees of Ares and vehicles controlled by such employees. The minimum additional investment in the Fund by any investor is $5,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.50% sales charge. Class D Shares and Class I Shares are not subject to any initial sales charge. The Fund reserves the right to reject any subscription for shares.

8. REPURCHASE OF SHARES

The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to shareholders. The Adviser recommends to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the shareholder’s Shares. To the extent a shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

A 2.00%, of NAV, early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of Share class. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the period ended March 31, 2023, no Shares were tendered.

9. INVESTMENT TRANSACTIONS

Total purchases of Private Asset investments (excluding short-term investments) for the period ended March 31, 2023 amounted to $268,443,896. Total proceeds from the sale, redemption, or other disposition of Private Asset investments (excluding short-term investments) for the period ended March 31, 2023 amounted to $0.

10. FEDERAL AND OTHER TAX INFORMATION

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to shareholders and to meet certain diversification and income requirements with respect to its underlying investments. The Fund has adopted September 30 as its tax year end. Differences arise in the computation of shareholders’ capital for financial reporting in accordance with U.S. GAAP and shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

Annual Report | March 31, 2023	19

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the period ended March 31, 2023, the Fund did not incur any interest or penalties.

The Sub-Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Sub-Fund is not eligible to elect treatment as a RIC. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund's after tax performance would be impacted.

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Sub-Fund is currently using a Federal tax rate net of state benefit of 19.95% and an estimated state tax rate of 5.00%.

For the period ended March 31, 2023, the provision (benefit) for income taxes consisted of the following:

Current

Federal	—
State	—
$—

Deferred

Federal	318,678
State	79,869
398,547

Total	$398,547

Significant components of the Sub-Fund's deferred income tax assets and liabilities as of March 31, 2023 consisted of the following:

Deferred tax liability

Unrealized gain	398,547
Total deferred tax liability	398,547

$398,547

Net deferred tax liability

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

20	www.areswmsresources.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund's federal tax return. For the period ended September 30, 2022, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total NAV or NAV per Share. For the period ended September 30, 2022, the following amounts were reclassified:

Paid-in Capital	$(585,650)
Distributable Earnings/(Losses)	585,650

As of March 31, 2023, no adjustments were made to book cost for book/tax differences. The cost of Portfolio Funds and unrealized appreciation/ (depreciation) as of the period ended were as follows:

Cost of investments for tax purposes	$279,335,907
Gross tax unrealized appreciation	50,112,503
Gross tax unrealized depreciation	(12,325,735)
Net tax unrealized appreciation (depreciation) on investments	$37,786,768

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Unrealized appreciation	276,107
Late year ordinary losses	—
Other temporary differences	(34,603)
Distributable net earnings	$241,504

As of September 30, 2022, the Fund had no capital loss carryforwards.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

The Fund paid a distribution out of realized capital gains of $3,892,197 on December 30, 2022.

11. RISK FACTORS

General Investment Risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund's allocation of its investments across Portfolio Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a shareholder's option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Annual Report | March 31, 2023	21

Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Restrictions on Transfers. Transfers of Shares may be made only with the prior written consent of the Board, which may be withheld in the Board's sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the Portfolio Funds in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to Portfolio Funds for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value Portfolio Funds at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund's assets consist of Portfolio Funds for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Fund at fair value as determined pursuant to policies and procedures approved by the Board.

The value at which the Fund's investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund will invest a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.

The Fund's net asset value is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

12. DIVIDEND REINVESTMENT PLAN

The Fund operates under a dividend reinvestment plan (“DRIP”) administered by DST. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, DST, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

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Ares Private Markets Fund	Notes to Consolidated Financial Statements
March 31, 2023

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

13. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

14. COMMITMENTS AND CONTINGENCIES

As of March 31, 2023, the Fund had outstanding capital commitments to Private Assets totaling $65,985,526.

15. SUBSEQUENT EVENTS

Effective April 3, 2023, there were subscriptions to the Fund in the amount of $125,000 for Class D Shares and $7,090,000 for Class I Shares. Effective May 1, 2023, there were subscriptions to the Fund in the amount of $150,000 for Class D Shares and $5,765,600 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

On April 5, 2023 the Fund amended its Credit Facility to increase the maximum permitted borrowings to $40 million.

On May 25, 2023, the Board approved increasing the number of Trustees by one and appointed Lawrence M. Schloss to serve as an Independent Trustee as of that date. Mr. Schloss also was appointed as a member of the Audit Committee and the Nominating and Governance Committee.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

Annual Report | March 31, 2023	23

Ares Private Markets Fund	Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Ares Private Markets Fund:

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Ares Private Markets Fund (the “Fund”), including the consolidated schedule of investments, as of March 31, 2023, and the related consolidated statements of operations, cash flows, changes in net assets and financial highlights for the period April 1, 2022 (commencement of operations) to March 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at March 31, 2023, the consolidated results of its operations and its cash flows, the consolidated changes in its net assets and its consolidated financial highlights for the period from April 1, 2022 (commencement of operations) to March 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2023, by correspondence with the underlying investees, custodians, brokers, and others; when replies were not received from the underlying investees, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

New York, New York

May 30, 2023

24	www.areswmsresources.com

Ares Private Markets Fund	Fund Management (unaudited)
March 31, 2023 (Unaudited)

Trustees

Information regarding the members of the Board is set forth below. The Trustees have been divided into two groups — Independent Trustees and Interested Trustees. As set forth in the Fund's Amended and Restated Declaration of Trust, each Trustee's term of office shall continue until his or her death, resignation or removal.

			Principal	Number of	Other Directorships
Name, Address*	Position(s)		Occupation	Funds in Fund	Held by
	Held with	Length of	During Past	Complex Overseen	Trustee During
and Age	the Fund	Time Served	5 Years	by Trustee**	Past 5 Years
INDEPENDENT TRUSTEES
Patrick Dooley	Trustee	Since inception	Private investor since 2012.	1	N/A
(1962)

Edward Lewis	Trustee	Since inception	Senior Managing Director	1	N/A
(1952)			and Head of Alternative
Investments, CIGNA
Investment Management.
Paola Sapienza	Trustee	Since inception	Professor, Kellogg School of	1	TIM Group (telecommuniations);
(1965)			Management Northwestern		Assicurazioni Generali SpA (financial
			University since 1998.		services) since 2021.
Lawrence M. Schloss	Trustee	Since May 2023	Senior Advisor, Marathon	1	N/A
(1954)			Asset Management, L.P.
since 2018.
Kent Weldon	Trustee	Since inception	Advisory Partner, Thomas	1	OmniLit Acquisition Corp. (optics and
(1967)			H. Lee Partners since 2021;		photonics focused-SPAC) since; Federal
			previously, Managing		Street Acquisition Corp. (healthcare
			Director since 1991.		focused-SPAC) from 2017 to 2019.
INTERESTED TRUSTEES***
Francisco Borges	Trustee	Since inception	Partner, Co-Head of	1	Assured Guaranty Ltd. (financial
(1951)	and Chair of		Secondaries Solutions at		guaranty insurance business); Director,
	the Board		Ares Management		Jefferies Financial Group (holding
			Corporation ("Ares") since		company); Director, Selected Funds
			2021; Chairman and		(consisting of two portfolios); Director,
			Managing Partner of		Hartford Healthcare (healthcare
			Landmark Partners from		network); Trustee, Clipper Fund;
			1989 to 2021.		Director, Interactive Brokers Group, Inc.
Rajat Dhanda	Trustee	Since inception	Partner, Ares since 2021;	1	N/A
(1968)			Chief Executive Officer at
Black Creek Group from
2018 to 2021, President
from 2016 to 2018.
David Sachs	Trustee	Since inception	Partner, Ares since 1997.	3	Terex Corporation (global
(1959)					manufacturing); CION Ares Diversified
Credit Fund and Ares Dynamic Credit
Allocation Fund, Inc.

*	The address of each trustee is care of the Secretary of the Fund at 245 Park Avenue, 44th Floor, New York, New York 10167.

**	The term “Fund Complex” means two or more registered investment companies that share the same investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies or hold themselves out to investors as related companies for the purpose of investment and investor services.
***	"Interested person," as defined in the Investment Company Act, of the Fund. Francisco Borges, Rajat Dhanda and David Sachs are interested persons of the Fund due to their affiliation with the Adviser.

Annual Report | March 31, 2023	25

Ares Private Markets Fund	Fund Management (unaudited)
March 31, 2023 (Unaudited)

Executive Officers

Name, Year of Birth	Position(s) Held	Term of Office and
		Length of	Principal Occupation
and Address*	with the Fund	Time Served	During Past 5 Years
Barry Miller	Chief Executive Officer	Term – Indefinite	Partner in the Ares Secondaries Group since 2021; Partner in the Landmark
(1969)	and President	Length – Since	Partners Private Equity Group from 2013 to 2021.
August 2022
and May 2023,
respectively
Tina St. Pierre	Chief Financial Officer,	Term –Indefinite	Partner in the Ares Secondaries Group since 2021 and Chief Operating
(1970)	Principal Accounting	Length –	Officer of the Ares Secondaries Group since 2023; Partner and the Chief
	Officer and Treasurer	Since inception	Administrative Officer at Landmark Partners from 1995 to 2021.
Ian Fitzgerald	Chief Legal Officer,	Term –Indefinite	Managing Director and Associate General Counsel (Credit) in the Ares Legal
(1975)	General Counsel	Length –	Group at Ares since 2010.
	and Secretary	Since inception
Lisa Morgan	Chief Compliance	Term –Indefinite	Managing Director and Head of Regulatory Compliance in the Ares
(1976)	Officer and Anti-Money	Length –	Compliance Group at Ares since 2017; Chief Compliance Officer of Ares
	Laundering Officer	Since inception	Capital Corporation and Ares Dynamic Credit Allocation fund since 2019.
Chief Compliance Officer of CION Ares Diversified Credit Fund since 2021.
Scott Humber	Vice President	Term –Indefinite	Partner in the Ares Secondaries Group since 2021; Partner in the Private
(1973)		Length –	Equity Group at Landmark Partners from 2003 to 2021.
Since inception
Matthew Jill	Vice President and	Term –Indefinite	Partner and General Counsel, Fund Formation in the Ares Legal Group at
(1978)	Assistant Secretary	Length –	Ares since 2014.
Since inception
Joel Kress	Vice President	Term – Indefinite	Managing Director in the Ares Secondaries Group since 2022; previously,
(1972)		Length – Since	Chief Operating Officer and Treasurer, Pomona Investment Fund from 2015-
		May 2023	2022 and Senior Advisor to Diamond Ventures, LLC from 2013-2022.
Miriam Krieger	Vice President	Term –Indefinite	Partner and Global Chief Compliance Officer, Global Anti-Money Laundering
(1976)		Length –	Officer and Global Anti-Corruption Officer; Joined Ares in 2010; Chief
		Since inception	Compliance Officer of several entities affiliated with Ares or of investment funds managed by Ares and its affiliates.
Antoinette Lazarus	Vice President	Term –Indefinite	Managing Director and Head of Secondaries Compliance in the Ares
(1963)		Length –	Compliance Group at Ares since 2021; Chief Compliance and Risk Officer at
		Since inception	Landmark Partners from 2006 to 2021.
Peter Ogilvie	Vice President	Term –Indefinite	Partner and Head of the Ares Corporate Strategy Group since 2007;
(1984)		Length –	Executive Vice President for Ares Acquisition Corporation, a special purpose
		Since inception	acquisition company sponsored by Ares, since 2021.
Kathryn Regan	Vice President	Term –Indefinite	Partner in the Ares Secondaries Group since 2021; Partner in the Landmark
(1977)		Length –	Partners Private Equity Group from 2019 to 2021; previously, Managing
		Since inception	Director from 2017 to 2018.
Naseem Sagati Aghili	Vice President and	Term –Indefinite	General Counsel and Secretary of Ares since 2020; Partner and Head of the
(1981)	Assistant Secretary	Length –	Ares Legal Group; previously, Co-General Counsel, Deputy General Counsel
		Since inception	and General Counsel of Private Equity since 2009.
Nathan Walton	Vice President	Term – Indefinite	Partner, Head of Private Equity Secondaries in the Ares Secondaries Group
(1978)		Length– Since	since 2023; previously, Partner, Ares Private Equity Group from 2006
		May 2023	to 2023.
Christina Oh	Assistant Treasurer	Term – Indefinite	Chief Financial Officer of Ares Secondaries Group since 2023. Partner, Chief
(1980)		Length – Since	Financial Officer, Infrastructure and Deputy Chief Financial Officer and
		May 2023	Treasurer in the Ares Finance and Accounting Department since 2016.

*       The address of each officer is care of the Secretary of the Fund at 245 Park Avenue, 44th Floor, New York, New York 10167.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (212) 750-7300 to request the SAI.

26	www.areswmsresources.com

Ares Private Markets Fund	Additional Information (unaudited)
March 31, 2023 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 866-324-7348 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES AND ADDITIONAL FUND INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at 866-324-7348.

The Fund makes public certain information about its investments. For more information about the Fund, visit https://areswmsresources.com/investment-solutions/apmf/. Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the Fund’s website is subject to change without notice.

Annual Report | March 31, 2023	27

Ares Private Markets Fund	Privacy Policy (unaudited)
March 31, 2023 (Unaudited)

We endeavor to maintain the privacy of our recordholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we will not receive any non-public personal information about recordholders of the common stock of the Fund, although certain of our recordholders’ non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

•	Information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders’ communications to us concerning their investment;

•	Information about recordholders’ transactions and history with us; or

•	Other general information that we may obtain about recordholders, such as demographic and contact information such as an address.

We do not disclose any non-public personal information about recordholders, except:

•	to our affiliates (such as our investment adviser) and their employees that have a legitimate business need for the information;

•	to our service providers (such as our administrator, accountants, attorneys, custodians, transfer agent, underwriter and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;

•	to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or as allowed or required by applicable law or regulation.

When the Fund shares non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders’ privacy. The Fund does not permit use of recordholder information for any non-business or marketing purpose, nor does the Fund permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

The Fund’s service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

28	www.areswmsresources.com

ARES | WEALTH MANAGEMENT SOLUTIONS

www.areswmsresources.com

(b) Not applicable.

Item 2. Code of Ethics.

(a)      Ares Private Markets Fund (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer (the “Code of Ethics”).

(c)      The Fund has not made any amendment to its Code of Ethics during the period covered by this Form N-CSR.

(d)      There have been no waivers, including any implicit waivers, granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(e)       Not applicable.

(f)      The registrant’s Code of Ethics is attached herewith as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)(1) The Board of Trustees of the Fund (the “Board”) has determined that the Fund has two members serving on the Fund’s Audit Committee that possess the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The names of the audit committee financial experts as of the date of filing of this Form N-CSR are Mr. Edward Lewis and Mr. Kent Weldon. Both Mr. Lewis and Mr. Weldon have been deemed to be “independent” for the purpose of this Item because he is not an “interested person” of the Fund as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) and does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund.

Item 4. Principal Accountant Fees and Services.

(a)      Audit Fees

For the period April 1, 2022 (commencement of operations) to March 31, 2023, Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of $154,500 for professional services rendered for the audit of the Fund’s annual financial statements or for services normally provided by E&Y in connection with statutory and regulatory filings or engagements.

(b)      Audit-Related Fees

For the period April 1, 2022 (commencement of operations) to March 31, 2023, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the Fund’s financial statements and that are not reported under Audit Fees above were $0.

For the period April 1, 2022 (commencement of operations) to March 31, 2023, aggregate Audit-Related Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for audit-related services rendered to Ares Capital Management II LLC, the investment adviser of the Fund (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the Fund were $0.

(c)      Tax Fees

For the period April 1, 2022 (commencement of operations) to March 31, 2023, E&Y billed the Fund aggregate fees of $0 for professional services rendered for tax compliance, tax advice, and tax planning.

For the period April 1, 2022 (commencement of operations) to March 31, 2023, the aggregate Tax Fees billed by E&Y that were required to be approved by the Fund’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0.

(d)      All Other Fees

For the period April 1, 2022 (commencement of operations) to March 31, 2023, the aggregate fees billed by E&Y to the Fund for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0.

For the period April 1, 2022 (commencement of operations) to March 31, 2023, the aggregate fees in this category billed by E&Y that were required to be approved by the Fund’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund were $0.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures

The Fund’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services proposed to be provided to the Fund by the Fund’s independent registered public accounting firm. The Audit Committee must also pre-approve any permitted non-audit services provided by the Fund’s independent registered public accounting firm to the Fund’s Affiliated Service Providers.

(e)(2) Percentage of Services

None.

(f)      Not applicable.

(g)      For the period April 1, 2022 (commencement of operations) to March 31, 2023 aggregate non-audit fees billed by E&Y for services rendered to the Fund were $0.

For the period April 1, 2022 (commencement of operations) to March 31, 2023 aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0.

(h)      No non-audit services were rendered to any Affiliated Service Providers during the period April 1, 2022 (commencement of operations) to March 31, 2023. As such, no determinations with respect to E&Y’s independence with respect to the provision of non-audit services to Affiliated Service Providers was required

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)      The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached to this Form N-CSR as Exhibit 13(a)(5) is a copy of the proxy voting policies and procedures of the Adviser, to whom the Board has delegated proxy voting authority on behalf of the Fund.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of the date of this filing, the portfolio managers of the Fund (the “Portfolio Managers”) are as follows:

Francisco Borges

Partner and Chair of Ares Secondaries Group (since inception)

Francisco Borges is a Partner and Chairman of the Ares Secondaries Group. Prior to the acquisition of Landmark Partners by Ares in 2021, Mr. Borges served as Chairman and Managing Partner of Landmark Partners, where he also was a member of the private equity, infrastructure and real estate investment committees. Prior to joining Landmark in 1999, Mr. Borges was a managing director of GE Capital’s Financial Guaranty Insurance Company and capital markets subsidiaries, before which he was treasurer of the State of Connecticut, deputy mayor of the City of Hartford, and legal counsel for the Travelers Insurance Companies. Mr. Borges serves on a number of boards including The Knight Foundation, Hartford Healthcare Corporation, Millbrook School, Jefferies Financial Corp., Davis Selected Funds, and Assured Guaranty. Mr. Borges is a member of the Connecticut and New Jersey bars. He received a J.D. from the University of Connecticut - School of Law, and a B.A. from Trinity College in Hartford, Connecticut.

Barry Miller

Partner, Ares Secondaries Group (since August 2022)

Barry Miller is a Partner in the Ares Secondaries Group. Prior to the acquisition of Landmark Partners by Ares in 2021, Mr. Miller was a Partner in Landmark Partners’ private equity group, where he also served as a member of the private equity and infrastructure investment committees. Prior to joining Landmark in 2013, Mr. Miller was head of private equity at the New York City Retirement Systems, where he served on the limited partner advisory boards of more than 40 private equity funds. Earlier in his career, he was a partner at Pomona Capital where he focused on sourcing and executing secondary transactions and was a member of the Pomona Capital Investment Committee. Prior to joining Pomona, he was a senior investment manager at AXA Private Equity, where he was also head of the New York office and served on the Global Investment Committee. Mr. Miller currently serves on the Board of Directors for the Robert Toigo Foundation, an organization devoted to diversity in the investment management business, and is a member of the Tulane School of Liberal Arts Deans’ Advisory Council. Mr. Miller previously served as a member of the Sponsors for Educational Opportunity Limited Partner Advisory Council. Mr. Miller received a B.A. from Tulane University.

(a)(2) As of March 31, 2023, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
Francisco Borges
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	20	$21.7B	17	$20.3B
Other Accounts	38	$8.4B	25	$5.4B

Barry Miller
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	12	$13.4B	9	$12.0B
Other Accounts	28	$5.8B	21	$4.1B

Material Conflicts of Interest:

The Adviser is accountable to the Fund as a fiduciary, and, consequently, must operate the Fund prudently, in good faith and in the interest of and for the benefit of the shareholders of the Fund (the “Shareholders”). As discussed below, prospective investors should be aware of potential conflicts of interest before investing. By purchasing shares of beneficial interest of the Fund (“Shares”), each Shareholder will be deemed to have acknowledged the existence of such actual and potential conflicts of interest and to have waived any claim with respect to the existence of such actual and potential conflicts of interest.

Management of Similar Accounts. Certain of the Fund’s executive officers and Trustees, and the employees of the Adviser or its affiliates, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Ares-advised funds (“Other Managed Funds”). As a result, they have obligations to investors in those entities, the fulfilment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other Ares funds.

Transactions with Other Managed Accounts, the Adviser and its Affiliates. The 1940 Act imposes significant limits on co-investment with affiliates of the Fund. The Adviser has obtained an exemptive order (which the Fund may also rely on) from the Securities and Exchange Commission expanding the Fund’s ability to co-invest alongside Other Managed Funds in privately negotiated transactions. Subject to the conditions specified in the exemptive order, the Fund is permitted to co-invest with those affiliates in certain additional investment opportunities, including investments originated and directly negotiated by the Adviser. These co-investment transactions may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the participating Other Managed Funds. The exemptive order also contains certain conditions that may limit or restrict the Fund’s ability to participate in an investment or participate in an investment to a lesser extent. An inability to receive the desired allocation to potential investments may affect Fund’s ability to achieve the desired investment returns.

In the event investment opportunities are allocated among the Fund and Other Managed Funds, the Fund may not be able to structure its investment portfolio in the manner desired. Although the Adviser endeavors to allocate investment opportunities in a fair and equitable manner, the Fund is not generally permitted to co-invest in any issuer in which a fund managed by Ares or any of its downstream affiliates (other than the Fund and its downstream affiliates) currently has an investment. However, the Fund may co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and its allocation procedures.

The Fund may invest in secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”) in which the Adviser and/or its affiliates (including, to the extent permitted by applicable law, Other Managed Funds) has an investment, and the Adviser and/or its affiliates may invest in Portfolio Funds in which the Fund has made an investment. From time to time, the Fund and Other Managed Funds may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. The Adviser has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Adviser.

Adviser Affiliates May Engage in Adverse Activities. The Fund may invest in Portfolio Funds or direct investments that have relationships with affiliates of the Adviser or other funds or clients of the Adviser. Such affiliates may take actions that are detrimental to the interests of the Fund in such Portfolio Funds or portfolio companies.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction would generally be adverse to the interests of the Fund, and such party would have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

Advisory Fee and Incentive Fee Arrangements. The Adviser is paid a fee based on a percentage of the Fund’s net assets. The participation of the Adviser’s investment professionals in the valuation process therefore results in a conflict of interest. The Adviser also has a conflict of interest in deciding whether to cause the Fund to invest in more speculative investments or financial instruments, which increase the assets or profits of the Fund and, accordingly, the advisory fee or incentive fee payable by the Fund to the Adviser. Certain Other Managed Funds pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or its affiliate to favor such investment fund or account over the Fund.

Conflicts Associated with Fee Arrangements with Portfolio Funds. In certain cases, the Adviser or its affiliates may enter into arrangements with a manager of a portfolio fund (a “Portfolio Fund Manager”) under which the Portfolio Fund Manager agrees to rebate a portion of its management fee or make other fee payments in connection with an investment in the Portfolio Fund by an investment vehicle managed or sponsored by the Adviser or its affiliates. To the extent any such rebates or payments relate to the Fund’s investment in a Portfolio Fund, the Fund will receive the economic benefit of such rebate or payment. However, to the extent the Adviser, in its sole discretion, determines that such an arrangement is not permissible or appropriate for the Fund, other vehicles managed by the Adviser or its affiliates may nonetheless participate in the rebate or repayment. Affiliates of the Adviser may receive and retain these payments with respect to other investment vehicles in consideration of, or to defray the cost of, services provided by such affiliates. The receipt of such payments by affiliates of the Adviser could incentivize the Adviser to participate in Portfolio Funds whose managers agree to make such payments or could enhance the likelihood that Portfolio Fund Managers will agree to make such payments.

Portfolio Fund Valuation May be Affected by Compensation Arrangements. If a Portfolio Fund calculates its compensation on the value of the Portfolio Fund’s assets, the Portfolio Fund’s manager may exercise discretion in assigning values to the Portfolio Fund’s investments. These factors can create a conflict of interest because the value assigned to an investment may affect the advisory fee at the Portfolio Fund level. If there is a difference in the advisory fee required to be paid, the Portfolio Fund’s documents generally do not require the Portfolio Fund’s manager to return past advisory fees, although claw-back provisions in a Portfolio Fund’s documents may permit the recovery of excess carried interest distributions.

Potential Conflicts of Interest at the Portfolio Fund Level. Each Portfolio Fund may become involved in activities in which there is a potential conflict between the interests of Portfolio Fund investors, like the Fund, and the Portfolio Fund’s management. Typically Portfolio Funds will have an investor’s committee with some degree of supervision over potential conflicts, although there can be no assurance that such committee, or other conflict of interest provisions of a Portfolio Fund’s governing documents, will be effective.

Proxy Voting. The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation is determined by the Adviser’s executive leadership, with recommendations made by the head of each applicable business unit. Compensation may include a variety of components and may vary from year to year based on a number of factors. Generally, Portfolio Managers receive a base salary and are eligible for a discretionary year-end bonus based on performance, a portion of which may be paid in the form of shares of Class A Common Stock of the Adviser’s publicly traded parent company.

(a)(4) Ownership of Securities

As of March 31, 2023, none of the Portfolio Managers own Shares of the Fund.

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which Shareholders may recommend nominees to the Fund’s Board during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s Sarbanes Oxley Code of Ethics is attached hereto in response to Item 2(f).

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(a)(5)	Proxy voting policies and procedures of the Fund and the Adviser are attached hereto in response to Item 7.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES PRIVATE MARKETS FUND

By:	/s/ Barry Miller
Barry Miller
Chief Executive Officer
(Principal Executive Officer)

Date:	June 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Barry Miller
Barry Miller
Chief Executive Officer
(Principal Executive Officer)

Date:	June 6, 2023

By:	/s/ Tina St. Pierre
Tina St. Pierre
Chief Financial Officer, Principal Accounting Officer and Treasurer

Date:	June 6, 2023